                       Issuing And Paying Agency Agreement

                                                 Dated as of October 2, 1997

First Trust of New York, National Association
100 Wall Street, Suite 1600
New York, New York  10005

ATTN: Corporate Trust Administration

                               RE: Nordstrom, Inc.
                             Commercial Paper Program

Gentlemen:
         This Letter sets forth the understanding between you and Nordstrom Inc. (the "Company"), whereby you have agreed to (a) act as depository for the safekeeping of certain notes of the Company which may be issued and sold in the United States commercial paper market (the "Commercial Paper Notes"; such Commercial Paper Notes when issued in book-entry form being hereinafter referred to as "Book-Entry Commercial Paper Notes" and when issued in the form of certified promissory notes being hereinafter referred to as the "Certified Commercial Paper Notes"), (b) as issuing agent on behalf of the Company in connection with the issuance of the Commercial Paper Notes, (c) as paying agent to undertake certain obligations to make payments in respect of the Commercial Paper Notes, and (d) as depositary to receive certain funds on behalf of the Company, as set forth herein. You have executed or will promptly hereafter execute a Letter of Representation (the "Letter of Representations", which term shall include the Procedures referred to therein) with the Company and The Depository Trust Company ("DTC") and a Certificate Agreement (the "Certificate Agreement") with DTC which establish or will establish, among other things, the procedures to be followed by you in connection with the issuance and custody of Book-Entry Commercial Paper Notes.

          This letter (the "Agreement") will govern your rights, powers and duties as such depositary, issuing agent and paying agent for the Commercial Paper Notes and no implied


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covenants and obligations shall be read into this Agreement or any other agreement against you.

         1. Appointment of Agent. The Company hereby appoints you and you hereby agree to act, on the terms and conditions specified herein and in the Letter of Representations and Certificate Agreement, as depositary, and issuing and paying agent for the Commercial Paper Notes. The Commercial Paper Notes Will be sold through such commercial paper dealers and/or placement agents as the Company shall have notified you in writing from time to time (collectively, the "Dealers"). The Dealers currently are CS First Boston, and BancAmerica Securities, Inc.

         2.     Supply of Commercial Paper Notes.

         (a) The Company will from time to time furnish you an adequate supply of Commercial Paper Notes, which shall be Book-Entry Commercial Paper Notes and/or Certified Commercial Paper Notes, as the Company in its sole and absolute discretion considers appropriate. Certificated Commercial Paper Notes shall be in substantially the form attached as Exhibit A to this Agreement, shall be serially numbered and shall have been executed by manual or facsimile signature of an Authorized Representative (as hereafter defined), but shall otherwise be uncompleted. Book-Entry Commercial Paper Notes shall be substantially in the forms attached to the Letter of Representations and shall be represented by one or more master notes ("Master Note" or "Master Notes") which shall be executed by manual or facsimile by an Authorized Representative in accordance with the Letter of Representations. Pending receipt of instructions pursuant to this Agreement, you will hold the Certificated Commercial Paper Notes and Master Note(s) in safekeeping for the account of the Company or DTC, as the case may be, in accordance with your customary practice and the requirements of the Certificate Agreement.

         (b) Each Certificated Commercial Paper Note or Master Note delivered to you shall be accompanied by a letter from the Company, as the case may be, identifying the Certificate Commercial Paper Note or Master Note(s) transmitted therewith, and you shall acknowledge receipt of such Certificated Commercial Paper Note(s) or Master Note(s) on the copy of such letter or pursuant to some other form of written receipt deemed appropriate by you at the time of delivery to you of such Certificated Commercial Paper Note(s) or Master Note(s). Pending the issuance of Certificated Commercial Paper Notes as provided in Section 4 hereof, all Certificated Commercial Paper Notes and Master Note(s) delivered to you shall be held by you for the account of the Company or DTC, as the case may be for safekeeping in accordance with your customary practice and the requirements of the Certificate Agreement.

         3.     Authorized Representatives.

         (a) With the delivery of this Agreement, the Company is furnishing to you, and from time to time thereafter may furnish to you, and shall furnish to you upon your request, certificates ("Incumbency Certificates") of a responsible officer of the Company certifying the incumbency and specimen signatures of officers or the agents of the Company authorized to execute Commercial Paper Notes on behalf of the Company by manual or facsimile signature and/or to take other action hereunder on behalf of the Company
(each an "Authorized Representative"); such Incumbency Certificate shall also specify the names of employees of Dealers who are authorized to give notices and/or issuance instructions to you as provided herein (a "Dealer Representative"). Until you receive a subsequent Incumbency Certificate of the Company, you are entitled to rely on the last such Incumbency Certificate delivered to you for purposes of determining the Authorized Representatives and Dealer Representatives. You shall not have any responsibility to the Company to determine by whom or by what means a facsimile signature may have have been affixed on the Commercial Paper Notes, or to determine whether any facsimile or manual signature resembles the specimen signature(s) filed with you by a duly authorized officer of the Company. Any Commercial Paper Notes bearing the manual or facsimile signature of a person who is an Authorized Representative on the date such signature is affixed shall be binding on the Company after the authentication thereof by you notwithstanding that such person shall have died or shall have otherwise ceased to hold his office on the date such Commercial Paper Note is countersigned or delivered to you.

          (b) Upon your receipt of this Agreement, and from time to time thereafter as you choose, you shall deliver a certificate (a "Certificate of Designation") certifying the incumbency and specimen signatures of your designated signers ("Designated Officers") who are authorized to receive, authenticate and deliver Commercial Paper Notes. Until the Company shall receive a subsequent Certificate of Designation, or unless an Authorized Representative shall have received written notice of the lack of authority of any individual, the Company may rely on the last such Certificate of Designation delivered to it.

         4.     Completion , Authentication and Delivery of Commercial Paper
Notes.

         (a) From time to time during the term of this Agreement and subject to the terms and conditions hereof, and upon your timely receipt of written, telecopy or telex instructions or notice transmitted directly to your computers or in such manner as you then employ as your normal business practice, not later than 12:30 pm, New York City time in the case of Certificated Commercial Paper Notes, on a day on which you are open for business (a "Business Day"), from an Authorized Representative or a Dealer Representative, on the date of issuance of any Certificate Commercial Paper Notes (in the case of instructions from an Authorized Representative, a copy of such instructions shall be sent to the Dealer Representative by said Authorized Representative) you shall withdraw the respective Certificated Commercial Paper Notes from safekeeping and in accordance with instructions

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so received, take the following actions with respect to each such Certificated
Commercial Paper Note:

           i. date each such Certificated Commercial Paper Note the date of issuance thereof (which shall be a Business Day) and insert the maturity date thereof (provided that the Authorized Representative shall ensure that such date is a Business Day and that it shall not be more that 270 days from the date of the issue) and the face amount (provided that Authorized Representative or the Dealer Representative shall ensure that such face amount is $100,000 or integral multiples of $1,000 in excess thereof) thereof in figures;

           ii     authenticate (by countersigning ) each such Certificated
Commercial Paper Note in the appropriate space provided thereon; and

           iii    deliver in the Borough of Manhattan each such Certificated
Commercial Paper Note to the Dealer, or the consignee, if any, designated by such Authorized Representative or Dealer Representative for the account of the Dealer.


         (b) In the case of Book-Entry Commercial Paper Notes, form time to time during the term of this Agreement and subject to the terms and conditions hereof, and upon your timely receipt of written, telecopy or telex instructions or notice transmitted directly to your computers or in such a manner as you then employ as your normal business practices, not later than 1:00 pm, New York City time in the case of Book -Entry Commercial Paper Notes, on a Business Day, from an Authorized Representative or a Dealer Representative , on the date of issuance of any Book-Entry Commercial Paper Notes (in the case of instructions from an Authorized Representative, a copy of such instructions shall be sent to the Dealer Representative by said Authorized Representative) you shall give issuance instructions for the

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issuance of Book-Entry Commercial Paper Notes to DTC in a manner set forth in, and take other actions as are required by, the Letter of Representations and the Certificate Agreement. Instructions for the issuance of Book-Entry Commercial Paper Notes shall include the following information with respect to each Book-Entry Commercial Paper Note:

           i. the date issuance of each such Book-Entry Commercial Paper Note (which shall be a Business Day);

           ii. the maturity date of each such Book-Entry Commercial Paper Note (provided that the Representative or Dealer Representative shall ensure that such date is a Business Day and that it shall not be more than 270 days from the date of issue); and

           iii. the face amount (provided hat the Authorized Representative or the Dealer Representative shall ensure that such face amount is $100,000 or integral multiples of $1,000 in excess thereof) in figures.


         (c) You shall send a report (by telecopy or other means permitted hereunder) to the Company on a monthly basis of your issuance of Commercial Paper Notes under this Section 4, including the maturity date and face amounts of each Commercial Paper Note issued.

         (d) Instructions given must be received by you by 12:30 pm for physical issuance and 2:00 pm for book-entry issuance, New York time, if the Commercial Paper Note(s) are to be delivered the same day. Telephone instructions shall be confirmed in writing the same day.

         (e) The Company understands that although you have been instructed to deliver Commercial Paper Notes against payment, delivery of Commercial Paper Notes will, in accordance with custom prevailing in the commercial paper market, be made before receipt of payment in immediately available funds. Therefore, once you have delivered a Commercial

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Paper Note to a Dealer or its agent as provided herein, the Company shall bear the risk that a Dealer or its agent fails to remit payment for the Commercial Paper Note to you. You shall have no liability to the Company for any failure or inability on the Part of the Dealer to make payment for Commercial Paper Notes. Nothing in this Agreement shall require you to purchase any Commercial Paper Note or expend your own funds for the purchase price of a Commercial Paper Note or Commercial paper Notes.

         (f) Except as may otherwise be provided in the Letter or Representation, if at any time the Company instructs you to cease issuing Certificated Commercial paper Notes and to issue only Book-Entry Commercial Paper Notes, you agree that all Commercial Paper Notes will be issued as Book-Entry Commercial paper Notes and that no Cerificated Commercial Paper Notes shall be exchanged for Book-Entry Commercial Paper Notes unless and until you have received written instructions from an Authorized Representative (any such instructions from a Dealer Representative shall not be sufficient for this purpose) to the contrary.

         (g) It is understood that you are not under any obligation to assess or review the financial condition or credit worthiness of any person to or for whose account you deliver a Commercial Paper Note pursuant to instructions from an Authorized Representative or Dealer Representative or to advise the Company as to the results of any such appraisal or investigation you may have conducted on your own or of any adverse information concerning any such person that may in any way have come to your attention.

         (h) It is understood that DTC may request the delivery of Certificated Commercial Paper Notes in exchange for Book-Entry Commercial Paper Notes upon the termination of DTC's services pursuant to the DTC Letter of Representations. Accordingly, upon such termination, you are authorized to complete and deliver Certificated Commercial Paper Notes in partial or complete substitution for Book-Entry Commercial Paper Notes of the same face amount and maturity as requested by DTC. Upon the completion or delivery of any such Cerificated Commercial Paper Note, you shall annotate your records regarding the Master Note with respect to such Book-Entry Commercial Paper Notes to reflect a corresponding reduction in the face amount of the outstanding Book-Entry Commercial Paper Notes. Your authority to so complete and deliver such Certificated Commercial Paper Notes shall be irrevocable at all times from the time a Book-Entry Commercial Paper Note is purchased until the indebtedness evidenced thereby is paid in full.

         (i) If you shall receive written or telecopy instructions (confirmed in writing in accordance with this Agreement) from the Company not to issue or deliver Commercial Paper Notes, until revoked in writing or superseded by further written instructions from the Company, you shall not issue or deliver Commercial Paper Notes, provided, however, that notwithstanding contrary instructions from the Company, you shall be required to deliver Commercial Paper Notes with respect to agreements for the sale of Commercial Paper Notes concluded by an Authorized Representative or Dealer Representative prior to receipt by the Authorized Representative or Dealer Representative of notice of such instructions from the Company, which the Authorized Representative or Dealer Representative shall be required to confirm to you in writing prior to your delivery of the Commercial Paper Notes. For purposes of the preceding provision, you may rely on written notice given or delivered to you by an Authorized Representative or Dealer Representative as to whether any particular Commercial Paper Notes are to be issued in respect of such agreements concluded by such Authorized Representative or Dealer Representative, and you shall have no obligation to make any other or further investigation.

         5.     Proceeds of Sale of the Commercial Paper Notes.
Contemporaneously with the execution and delivery of this Agreement, and for the purposes of the Agreement, you will establish an account designated as the Nordstrom Inc. Note Account in the Company's name

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(the "Note Account").  On each day on which a Dealer or its agent receives
Commercial Paper Notes (whether through the facilities of DTC in the manner set forth in the Letter of Representations or by delivery in accordance with the provisions of this Agreement), all proceeds received by you in connection with such sale shall be credited in immediately available funds to the Note Account. From time to time upon written instructions received by you from an Authorized Representative, you agree to transfer immediately available funds from the Note Account to any bank or trust company in the United States for the Company's account

         6.     Payment of Matured Commercial Paper Notes.

         (a) By 1:00 pm, New York time, on the date that any Commercial Paper Notes are scheduled to mature, there shall have been transferred to you for deposit in the Note Account immediately available funds at least equal to the amount of Commercial Paper Notes maturing on such date. When any matured Commercial Paper Note is presented to you for payment by the holder thereof (which may, in the case of Book-Entry Commercial Paper Notes held by you pursuant to the Certificate Agreement, be DTC or a nominee of DTC), payment shall be made from and charged to the Note Account to the extent funds are available in said account.

         (b) Each Commercial Paper Note presented to you for payment at or prior to 2:15 pm, New York City time, on any Business Day at or after the maturity date of such Commercial Paper Note shall be paid by you on the same day as such presentation (or if presented after 2:15 pm, New York City time on any such Business Day, then on the next succeeding Business Day) to the extent funds are available in the Note Account. In the event that funds are not available or deemed available in the Note Account as set forthe above on any Business Day on which Commercial Paper Notes are maturing, the Agent shall deliver to the Bank a

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notice of Borrowing under the Revolving Credit Facility Agreement in the form attached thereto as Exhibit A not later than 1:00 p.m. (local time in New York
City).

         7. Representations and Warranties of the Company. The Company hereby warrants and represents to you, and, each request to issue Commercial Paper Notes shall constitute the Company's continuing warranty and representation, as follows:

         (a) This Agreement is, and all Commercial Paper Notes delivered to you pursuant to this Agreement will be, duly authorized, executed and delivered by the Company.

         (b) The issuance and delivery of the Commercial Paper Notes will not violate any state or Federal law and the Commercial paper Notes do not require registration under the Securities Act of 1933, as amended.

         (c) This Agreement constitutes, and the Commercial Paper Notes, when completed, countersigned, and delivered pursuant hereto, will constitute, the Company's legal, valid and binding obligations enforceable against the Company in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity.

         (d) The Company is a corporation duly organized and validly existing under the laws of the State of Washington and no liquidation, dissolution, bankruptcy, windup or similar proceedings have been instituted with respect to the Company.

         (e) The Company has, and at all relevant times has had, all necessary power and authority to execute, deliver and perform this Agreement and to issue the Commercial Paper Notes.

         (f) All actions on the part of the part of the Company which are required for the authorization of the issuance of the Commercial Paper Notes, and for the authorization, execution, delivery and performance of this Agreement, do not require the approval or consent of any holder or trustee of any indebtedness or obligations of the Company.

         (g) The issuance of Commercial paper Notes by the Company (i) does not and will not contravene any provision of any governmental law, regulation or rule applicable to the Company, and (ii) does not and will not conflict with, breach or contravene the provisions of any contract or other instrument binding upon the Company.

         8. Reliance on Instructions. Except as otherwise set forth herein, you shall incur no liability to the Company in acting hereunder upon telephonic or other instructions contemplated hereby which you reasonably believed in good faith to have been given by an Authorized Representative or a Dealer Representative, as the case may be. In the event a discrepancy exists with respect to such instructions, the telephonic instructions as understood by you will be deemed the controlling and proper instructions, unless such instructions are required by this Agreement to be in writing.

         9. Cancellation of Commercial Paper Notes. Upon payment by you of Certificated Commercial Paper Note(s) presented for payment, you shall mark such Certificated Paper Note(s) as paid and (i) in due course cancel Certificated Commercial Paper Note(s) presented for payment and from time to time return such canceled Commercial Paper Note(s) to the Company, or (ii) destroy such Certificated Commercial

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Note(s) and deliver to the Company from time to time a destruction certificate identifying all Cerificated Commercial Paper Notes destroyed since the issuance of the prior destruction certificate. After payment of any matured Book-Entry Commercial Paper Notes, you shall annotate your records to reflect the face amount of Book-Entry Commercial Paper Notes outstanding in accordance with the Letter of Representations. Promptly upon the written request of the Company, you agree to cancel and return to the Company all unissued Certificated Commercial Paper Notes in your possession at the time of such request.

         10.    Notices; Addresses.

         (a) All communications by or on behalf of the Company or a Dealer, by writing, telecopy, telex or telephone relating to the completion, delivery or payment of the Commercial Paper Note(s) are to be directed to Commercial Paper Operations.

         (b) Notices and other communications hereunder shall (except to the extent otherwise expressly provided) be in writing (which may be by facsimile) and shall be addressed as follows, or to such other address as the party receiving such notice shall have previously specified to the party sending such notice:

if to the Company, at:

concerning daily issuance of
Commercial Paper Notices:

Nordstrom, Inc.
1321 2nd Avenue, 7th Floor
Seattle, WA 98101
Attention: James Ito
Facsimile No.: (206) 233-6455
Telephone No.: (206) 233-6289
concerning all other matters:

Nordstrom, Inc.
1321 2nd Avenue, 7th Floor
Seattle, WA 98101
Attention: Vivian Yun
Facsimile No.: (206) 233-6455
Telephone No.: (206) 233-6289
if to you at:

concerning the daily issuance of
Commercial Paper Notes:

First Trust of New York, National Association
100 Wall Street, 20th Floor
New York, NY  10005
Attention: William Martinez
Facsimile No.: (212) 509-4529
Telephone No.: (212) 361-3841
concerning all other matters:

First Trust of New York, National Association
100 Wall Street, Suite 1600
New York, NY  10005
Attention: Geovanni Barris
Facsimile No.: (212) 809-5459
Telephone No.: (212) 361-2536


         (c) In any case where it is provided in this Agreement that a copy of any instruction, demand or other notice is to be delivered to a Dealer, such copy shall be delivered to the Dealer at the address set forth below by the same means as the original thereof shall have been given, provided that the failure of such copy to be given to any Dealer shall not invalidate or adversely affect the original thereof:

       Dealer:                           Dealer:
       CS First Boston                   BancAmerica Securities, Inc.
       Commercial Paper Trader           555 California Street, 10th Floor
       Park Avenue Plaza, 6th Floor      San Francisco, CA  94104
       New York, New York  10055

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Notices shall be deemed delivered when received at the address specified above. For purposes of this section 10, "when received" shall mean actual receipt (i) of an electronic communication by telecopier or issuance system specified in or pursuant to this Agreement; or (ii) of an oral communication by any person answering the telephone at the office of the individual or department specified in or pursuant to this Agreement; or (iii) of a written communication hand-delivered at the office specified in or pursuant to this Agreement.


         (d) The Issuer shall provide written notice to the Agent of any termination of the Commitment and replacement of the Bank at least ten Business Days prior to the effective date thereof whereupon the Agent shall provide written notice thereof to the holders of the Commercial Paper Notes at least five Business Days prior to the effective date thereof.

         11. Liability. Neither you nor your officers, employees or agents shall be liable for any act or omission hereunder, except in the case of gross negligence or willful misconduct as described in Section 12 herein. Your duties and obligations and those of your officers and employees shall be determined by the express provisions of this Agreement, the Letter of Representations and the Certificate Agreement (including the documents referred to therein), and you and your officers, employees and agents shall be responsible for the performance of only such duties and obligations as are specifically set forth herein and therein, and no implied covenants shall be read into any such document against you or your officers, employees or agents. Neither you nor your officers or employees or agents shall be required to ascertain whether any issuance or sale of Commercial Paper Note(s) (or any amendment or termination of this Agreement) has been duly authorized or is in compliance with any other agreement to which the Company is party (whether or not you are a party to such other agreement).

         12. Indemnity. The Company agrees to indemnify and hold you, your employees and any of your officers and agents harmless from and against, and you shall not be liable for, any and all losses, liabilities (including liabilities for penalties), actions, suits, judgments, demands, damages, costs and expenses of any nature (including, without limitation, attorneys' fees and expenses) arising out of or resulting from the exercise of your rights and/or the performance of your duties (or those of your agents and employees) hereunder; provided, however that the Company shall not be liable to indemnify or pay you or any of your officers or employees with respect to any loss, liability, action suit, judgment, demand, damage, cost or expense that results from or is attributable to your gross negligence or willful misconduct or that of your officers or employees. The foregoing indemnity includes, but is not limited to, any action taken or omitted to be taken by you or any of your officers or employees upon written, telecopy, telephonic or other electronically transmitted instructions (authorized herein) received by you from, or believed by you in good faith to have been given by, the proper person or persons. The provisions of this Section 12 shall survive (i) your resignation or removal hereunder and (ii) the termination of this Agreement.

         13.    Termination.

         (a) This Agreement may be terminated at any time by either you or the Company by 15 days' prior written notice to the other, provided that you agree to continue acting as Issuing and Paying Agent hereunder until such time as your successor has been selected and has entered into an agreement with the Company to that effect. Such termination shall not affect the respective liabilities of the parties hereunder arising prior to such termination.

         (b) If no successor has been appointed within 30 days, then you have the right to petition a court of competent jurisdiction for the appointment of a successor Issuing and

Paying Agent. You shall be reimbursed for any and all expenses in connection with any such petition and appointment.

         (c) On the Business Day following the date of termination of this Agreement, you shall destroy all Certificated Commercial Paper Notes in you possession and shall transfer to the Company all funds, if any, then on deposit in the Note Account. You shall promptly notify the Company of all Certificated Commercial Paper Notes so destroyed.

         14. Amendments and Modifications. No amendment, modification or waiver of any provision of this Agreement, nor any consent to any departure by any party form any provision hereof binding upon such party, shall be effective unless the same shall be in writing and signed by all parties hereto.

         15. Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective successors, including successors by merger, and assigns; provided, however, that no party hereto may assign any of its rights or obligations hereunder, except with the prior written consent of all the other parties hereto.

         16.    Governing Law.

         (a) This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to contracts made and performed in the State of New York.

         (b) Each party irrevocably and unconditionally submits to the exclusive jurisdiction of the United States Federal courts located in the Borough of Manhattan and the courts of the State of New York located in the Borough of Manhattan.

         17. Execution in Counterparts. This Agreement may be executed in any number of counterparts; each counterpart, when so executed and delivered, shall be deemed to be an original; and all of which counterparts, taken together, shall constitute one and the same agreement.

         18. Headings. Section headings used in this Agreement are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

         19. Compensation and Expenses. The Company shall pay you from time to time following the execution of this Agreement reasonable compensation for all services rendered by you hereunder as agreed between you and the Company. The Company shall reimburse you upon your request for all expenses, disbursements and advances incurred or made by you in accordance with any provision of this Agreement (including the reasonable compensation and the expenses and disbursements of your agents and counsel) except any expense or disbursement attributable to your gross negligence or willful misconduct.

         20.    Miscellaneous.

         (a) No provision of this Agreement shall require you to risk your own funds or otherwise incur any financial liability in the performance of any of your duties hereunder or in the exercise of any of your rights and powers hereunder. If you make a deposit, payment or transfer of funds before you receive the immediately available funds, such deposit, payment or transfer shall represent an advance by you to the Company to be repaid from such funds or by the Company in the event that such funds are not received by you. It is intended that such advance be for no longer than 24 hours. Interest on each such unpaid advance shall be at a rate negotiated between you and the

Company and shall begin to accrue on the day of the advance. The Company shall assure the prompt reimbursement to you of any such advance (including the interest thereon).

         (b) You may consult with the counsel, and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by you, in the absence of bad faith, gross negligence or willful misconduct on your part, in reliance on such advice or opinion.

         (c) You make no representation as to , and shall have no responsibility for, the correctness of any statement contained in, or the validity or sufficiency of, this Agreement or any documents or instruments referred to in this Agreement or as to or for the validity or collectibility of any obligation contemplated by this Agreement. You shall not be accountable for the use or application by any person of disbursements properly made by you in conformity with the provisions of this Agreement.

         (d) You may rely and shall be protected in acting upon any document or writing presented to you hereunder and reasonably believed by you to be genuine and to have been signed and presented by an authorized person or persons.

         If the foregoing is acceptable to you, please indicate your agreement therewith by signing one or more counterparts of this Agreement in the space provided below, and returning such signed counterpart(s) to the Company, whereupon this letter when signed by you and the Company, will become a binding agreement among us.

                                              NORDSTROM, INC.
                                              By /s/ John A. Goesling
                                                 -------------------------
                                              Its Executive Vice President
                                                  ------------------------


Agreed to and accepted
this ----- day of  October, 1997.
FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
as Issuing and Paying Agent
By /s/ Geovanni Barris
      ------------------------------
Its Assistant Vice President
      ------------------------------

                                   EXHIBIT A


EXHIBIT E-1
    FORM OF
    NOTICE OF BORROWING

TO: NATIONSBANK OF TEXAS, N.A., as Agent
    901 Main Street
    13th Floor
    Dallas, Texas 75202
    Attention: Molly Oxford

        Reference is hereby made to the Credit Agreement, dated as of July 24, 1997 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Credit Agreement"), by and among NORDSTROM, INC., a Washington corporation (the "Borrower"), each of the banks and other financial institutions that either now or in the future are parties thereto as lenders (the "Lenders"), certain Managing Agents and NATIONSBANK OF TEXAS, N.A., a national banking association, in its capacity as administrative agent on behalf of the Lenders (in such capacity, the "Agent"). Terms with initial capital letters used but not defined herein have the meanings assigned to them in the Credit Agreement.

        Pursuant to Article 2 of the Credit Agreement:

        1. The Borrower hereby requests to borrow Revolving Loans in the aggregate principal amounts and types as follows (the "Loans"): (a) Euro-
Dollar Rate Loans in the amount of $              on             ,     1 [with
an Interest Period of              ]2 ; and (b) Base Rate Loans in the mount
of $                on              ,     3; and

        2.    The Borrower hereby represents and warrants as follows:

            (a)    All of the representations and warranties contained in
Article 4 of the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof and shall be true and correct in all material respects on and as of each Funding Date proposed herein as though made on and as of each such date (except, in each case, to the extent that such representations and warranties expressly were made only as of a specific date);

            (b) No Default or Event of Default exists or would result from the making of the Loans; and

----------------------------
1  Must be a Business Day.
2  For Euro-Dollar Rate Loans.  With respect to each Euro-Dollar Rate
   Loan, permissible Interest Periods are periods of one, two, three or six months.
3  Must be a Business Day.

                                    E-1-1

            (c) All other conditions to borrowing set forth in Section 3.2 of the Credit Agreement are satisfied.

    Date:               ,

    NORDSTROM, INC.,
    a Washington corporation


    By:                       4
    Name:
    Title:

----------------------------
4  Must be a Responsible Officer.

                                    E-1-2